Exhibit 99.2

Opinion of K&L Gates LLP

February 12, 2010

Annaly Capital Management, Inc.
1211 Avenue of the Americas, Suite 2902
New York, New York 10036

Ladies and Gentlemen:

          We have acted as counsel to Annaly Capital Management, Inc., a Maryland corporation (the “Company”), in connection with the preparation of the prospectus dated February 9, 2009 and the preliminary prospectus dated February 8. 2010 with respect to the Registration Statement (Registration No. 333-164783) on Form S-3 (the “Registration Statement”), filed by the Company with the Debt Securities and Exchange Commission (the “Commission”) under the Debt Securities Act of 1933, as amended (the “Act”) relating to the issuance by the Company of $575,000,000 aggregate principal amount of 4.00% convertible notes due 2015 (the “Debt Securities”), which are convertible into shares of the Company’s common stock, par value $0.01 per share (the “Shares”). The Debt Securities are being offered, issued and sold in an underwritten public offering pursuant to an underwriting agreement (the “Underwriting Agreement”) between the Company and the underwriter of such offering.

          The Debt Securities are to be issued under an indenture (the “Base Indenture”) dated as of February 12, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented and amended by the First Supplemental Indenture dated as of January 12, 2010 (together with the Base Indenture, the “Indenture”).

          In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of:

          (i) the Registration Statement relating to the Debt Securities;

          (ii) the Articles of Incorporation of the Company, as amended and supplemented, as certified by the Secretary of the Company (the “Charter”);

          (iii) the Bylaws of the Company, as currently in effect, and as certified by the Secretary of the Company (the “Bylaws”);

          (iv) the Indenture and the form of note included therein;

          (v) the corporate actions of the Company that provide for the adoption and subsequent amendment of the Registration Statement; and

          (vii) a specimen certificate representing the Common Stock.

          We have also examined originals or copies, certified or otherwise identified to our satisfaction, of corporate records of the Company, and certificates of public officials and of officers or other representatives of the Company and others and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

Annaly Capital Management, Inc.
February 12, 2010

          In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified, conformed or photostatic copies, and the authenticity of the originals of such copies. In making our examination of executed documents or documents to be executed, we have assumed that the parties thereto, other than the Company, had or will have the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents, and the validity and binding effect thereof on such parties. We have also assumed that the the Company will at all time have a sufficient number of authorized and unissued Shares reserved for issuance upon the conversion of the Debt Securities.

          Our opinions set forth herein are limited to the Maryland General Corporation Law, including the applicable provisions of the Maryland Constitution and reported judical decisions interpreting those laws and the laws of the State of New York that, in our experience, are normally applicable to transactions of the type contemplated by the Registration Statement (all of the foregoing being referred to as “Opined on Law”). We do not express any opinion with respect to the law of any jurisdiction other than Opined on Law or as to the effect of any such non-Opined on Law on the opinions herein stated. The Offered Debt Securities may be issued from time to time on a delayed or continuous basis, and this opinion is limited to the laws, including the rules and regulations, as in effect on the date hereof, which laws are subject to change with possible retroactive effect.

          Based upon and subject to the foregoing and to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

          1. The Company is a corporation duly incorporated and existing and in good standing under the laws of the State of Maryland.

          2. When the Debt Securities have been duly executed and authenticated in accordance with the provisions of the Indenture and paid for by the underwriter in accordance with the terms of the Indenture and Underwriting Agreement, the Debt Securities will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) public policy considerations which may limit the rights of parties to obtain remedies, and (d) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies, currency units or composite currencies.

          3. The Shares have been duly authorized for issuance by the Company and, when and if issued and delivered by the Company upon conversion of the Debt Securities in accordance with the Indenture, will be validly issued, fully paid and nonassessable

          We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. We also hereby consent to the use of our name under the heading “Legal Matters” in the prospectus which forms a part of the Registration Statement. In giving this

Annaly Capital Management, Inc.
February 12, 2010

consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission promulgated thereunder. This opinion is expressed as of the date hereof unless otherwise expressly stated, and we disclaim any undertaking to advise you of any subsequent changes in the facts stated or assumed herein or of any subsequent changes in applicable laws.

Yours truly,

/s/ K&L Gates LLP